THE ALGER PORFOLIOS

Alger Balanced Portfolio

Class S Shares

Supplement dated September 15, 2010 to the

Prospectus dated May 1, 2010

As supplemented to date

The Board of Trustees of The Alger Portfolios (the “Trust”) has approved the liquidation of the Class S Shares of Alger Balanced Portfolio, a series of the Trust (the “Portfolio”).  After the close of trading on the New York Stock Exchange on September 30, 2010 (normally 4:00 p.m., Eastern time), Class S Shares of the Portfolio will be closed to further investment, excluding reinvestment of any dividends and distributions.  It is anticipated that the assets of the Portfolio’s Class S Shares will be distributed to investors on or about November 23, 2010.

APPS091510